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                                                                    EXHIBIT 10.1


                         FIRST AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT


         This FIRST AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") executed effective as of the 4th day of May, 1999 (the "Effective Date"), is by and among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation ("Company"); CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (in its individual capacity, "Chase"), as agent (in such capacity, "Agent") for each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, "Lender" and collectively, "Lenders").


                                 R E C I T A L S

         A. The Company, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 30, 1999 (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans and issue Letters of Credit to and for the account of the Company.

         B. Natexis Banque and The Bank of New York each desire to become a Lender under the Credit Agreement.

         C. In view of the foregoing, the Company, the Agent and the Lenders hereby agree to amend the Credit Agreement in the particulars hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. The following terms defined in Section 1.02 of the Credit Agreement are hereby amended as follows:

         a. The term "Agreement" is hereby amended in its entirety to read as follows:

                           "Agreement" shall mean this Credit Agreement, as
                  amended by the First Amendment, and as the same may be further amended or supplemented from time to time.

         b. The term "Commitment" is hereby amended in its entirety to read as follows:

                           "Commitment" shall mean, as to each Lender, the
                  obligation of such Lender to make Loans to the Company or of the Agent to

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                  issue, reissue, renew or extend Letters of Credit on behalf of such Lender for the account of the Company, in an aggregate amount at any one time outstanding equal to the amount set forth opposite such Lender's name on Schedule I attached to the First Amendment (as the same may be reduced or increased from time to time pursuant to Section 2.03 hereof); provided, however, the total Commitments of all Lenders shall be subject to the Borrowing Base pursuant to the terms of this Agreement including, without limitation, Sections 2.01(a) and (b).

         3. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definition:

                  "First Amendment" shall mean that certain First Amendment to Amended and Restated Credit Agreement dated effective as of May 4, 1999, between the Company, the Agent and the Lenders.

         4. In addition to any and all other applicable conditions precedent contained in Article VI of the Credit Agreement, this Amendment shall become binding upon receipt by the Agent of the following documents, each of which shall be satisfactory to the Agent in form and substance:

                  a. Counterparts of this Amendment duly executed by the Company.

                  b. A Note, duly completed and executed by the Company and payable to the order of Natexis Banque.

                  c. A Note, duly completed and executed by the Company and payable to the order of The Bank of New York.

                  d. Such other documents as the Agent or its counsel may reasonably request.

         5. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         6. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties made by the Company in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment.

         7. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         8. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each


                                      -2-

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counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9. THE CREDIT AGREEMENT, THIS AMENDMENT, THE NOTE AND THE SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.


                                      -3-

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.


                                           COMPANY:

                                           THE HOUSTON EXPLORATION COMPANY


                                           By:      /s/ Thomas W. Powers
                                                    --------------------
                                           Name:    Thomas W. Powers
                                           Title:   Senior Vice President
                                                    Business Development
                                                    Finance and Treasurer

                                           Address:     1100 Louisiana
                                                        Suite 2000
                                                        Houston, Texas  77002

                                           Telecopier No.:  713/830-6885

                                           Telephone No.:   713/652-2847



                         [First Amendment to Amended and
                            Restated Credit Agreement
                                Signature Page 1]


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                               ADMINISTRATIVE AGENT:

                               CHASE BANK OF TEXAS, NATIONAL
                               ASSOCIATION, as Administrative Agent


                               By:      /s/ Russell Johnson
                                        -------------------
                               Name:    Russell Johnson
                               Title:   Vice President

                               Applicable Lending Office for Base Rate Loans:

                               Address:          712 Main Street
                                                 Houston, Texas  77002

                               Applicable Lending Office for Fixed Rate Loans:

                               Address:          712 Main Street
                                                 Houston, Texas  77002
                               Telecopier:       713/216-4117
                               Telephone:        713/216-5617

                               Address for Notices:

                               Loan and Agency Services
                               The Chase Manhattan Bank
                               1 Chase Manhattan Plaza, 8th Floor
                               New York, New York 10081

                               Telecopier No.:  212/552-7490
                               Telephone No.:   212/552-7943

                               Attention: Muniram Appanna




                         [First Amendment to Amended and
                            Restated Credit Agreement
                                Signature Page 2]



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                            BONY:

                            THE BANK OF NEW YORK

                            By:      /s/ Steven Kalachman
                                     --------------------
                            Name:    Steven Kalachman
                            Title:   Vice President

                            Applicable Lending Office for Base Rate Loans:

                            Address:        One Wall Street
                                            Energy Division, 19th Floor
                                            New York, New York 10286

                            Telecopier No.: 212/635-7924
                            Telephone No.:  212/635-7550

                            Attention:  Kathy D'Elena


                            Applicable Lending Office for Fixed Rate Loans:

                            Address:        One Wall Street
                                            Energy Division, 19th Floor
                                            New York, New York 10286

                            Telecopier No.: 212/635-7924
                            Telephone No.:  212/635-7550

                            Attention:  Kathy D'Elena

                            Address for Notices:
                            The Bank of New York
                            One Wall Street
                            Energy Division, 19th Floor
                            New York, NY  10286

                            Telecopier No.: 212/635-7924
                            Telephone No.:  212/635-7550

                            Attention: Kathy D'Elena

                            with a copy to:



                         [First Amendment to Amended and
                            Restated Credit Agreement
                                Signature Page 3]


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                            Address:
                            The Bank of New York
                            One Wall Street
                            Energy Division, 19th Floor
                            New York, NY  10286

                            Telecopier No.: 212/635-7924
                            Telephone No.:  212/635-7861

                            Attention: Peter Keller







                         [First Amendment to Amended and
                            Restated Credit Agreement
                                Signature Page 4]


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                                 NATEXIS:

                                 NATEXIS BANQUE

                                 By:      /s/  John H. Thieroff
                                          ---------------------
                                 Name:    John H. Thieroff
                                 Title:   Vice President

                                 By:      /s/  N. Eric Ditges
                                          -------------------
                                 Name:    N. Eric Ditges
                                 Title:   Assistant Vice President

                                 Applicable Lending Office for Base Rate Loans:

                                 Address:        645 5th Avenue, 20th Floor
                                                 New York, New York 10022
                                 Telecopier No.: 212/872-5045

                                 Applicable Lending Office for Fixed Rate Loans:

                                 Address:        645 5th Avenue, 20th Floor
                                                 New York, New York 10022
                                                 Telecopier No.:212/872-5045

                                 Address for Notices:

                                 Natexis Banque, Southwest
                                     Representative Office
                                 333 Clay Street, Suite 4340
                                 Houston, Texas  77002
                                 Telecopier No.: 713/759-9908
                                 Telephone No.: 713/759-9401

                                 Attention:  Tanya McAllister

                                 with a copy to:

                                 Address:

                                 Natexis Banque, New York Branch
                                 645 5th Avenue, 20th Floor
                                 New York, New York 10022
                                 Telecopier No.: 212/872-5045




                         [First Amendment to Amended and
                            Restated Credit Agreement
                                Signature Page 5]



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                                      Attention: Joan Rankine

                                      and
                                      Natexis Banque, Southwest
                                          Representative Office
                                      333 Clay Street, Suite 4340
                                      Houston, Texas  77002

                                      Telecopier No.: 713/759-9908
                                      Telephone No.:  713/759-9401

                                      Attention: John H. Thieroff








                         [First Amendment to Amended and
                            Restated Credit Agreement
                                Signature Page 6]



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                                   SCHEDULE I

                                   COMMITMENTS


                  LENDER                                                COMMITMENT
                  ------                                                ----------
Chase Bank of Texas, National Association                              $ 50,000,000

The Bank of Nova Scotia                                                $ 40,000,000

First Union National Bank                                              $ 35,000,000

PNC Bank National Association                                          $ 35,000,000

Comerica Bank - Texas                                                  $ 25,000,000

The Bank of New York                                                   $ 25,000,000

Natexis Banque                                                         $ 25,000,000
                                                                       ------------
    TOTAL                                                              $235,000,000